DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021		Sep 30, 2022	Sep 30, 2021	2022 vs. 2021
EARNINGS SUMMARY
Interest Income	$3,357	$2,915	$2,736	$2,742	$2,674	$683	26%	$9,008	$7,909	$1,099	14%
Interest Expense	514	305	257	259	269	245	91%	1,076	875	201	23%
Net Interest Income	2,843	2,610	2,479	2,483	2,405	438	18%	7,932	7,034	898	13%
Discount/Interchange Revenue	1,157	1,133	955	1,042	988	169	17%	3,245	2,691	554	21%
Rewards Cost	811	743	635	697	689	122	18%	2,189	1,812	377	21%
Discount and Interchange Revenue, net	346	390	320	345	299	47	16%	1,056	879	177	20%
Protection Products Revenue	42	42	44	36	43	(1)	(2%)	128	129	(1)	(1%)
Loan Fee Income	168	142	140	131	121	47	39%	450	333	117	35%
Transaction Processing Revenue	65	61	57	60	58	7	12%	183	167	16	10%
Unrealized Gains/ (Losses) on Equity Investments	(37)	(169)	(188)	(139)	(167)	130	78%	(394)	562	(956)	(170%)
Realized Gains/ (Losses) on Equity Investments	33	127	26	1	—	33	NM	186	—	186	NM
Other Income	19	21	24	19	18	1	6%	64	47	17	36%
Total Non-Interest Income	636	614	423	453	372	264	71%	1,673	2,117	(444)	(21%)

Revenue Net of Interest Expense	3,479	3,224	2,902	2,936	2,777	702	25%	9,605	9,151	454	5%

Provision for Credit Losses	773	549	154	263	185	588	NM	1,476	(45)	1,521	NM

Employee Compensation and Benefits	551	515	500	499	483	68	14%	1,566	1,487	79	5%
Marketing and Business Development	276	254	192	271	210	66	31%	722	539	183	34%
Information Processing & Communications	124	121	125	125	121	3	2%	370	375	(5)	(1%)
Professional Fees	241	189	177	230	198	43	22%	607	567	40	7%
Premises and Equipment	22	24	24	23	23	(1)	(4%)	70	69	1	1%
Other Expense	174	120	112	164	155	19	12%	406	456	(50)	(11%)
Total Operating Expense	1,388	1,223	1,130	1,312	1,190	198	17%	3,741	3,493	248	7%

Income/ (Loss) Before Income Taxes	1,318	1,452	1,618	1,361	1,402	(84)	(6%)	4,388	5,703	(1,315)	(23%)
Tax Expense	312	341	376	294	311	1	—%	1,029	1,321	(292)	(22%)
Net Income/ (Loss)	$1,006	$1,111	$1,242	$1,067	$1,091	($85)	(8%)	$3,359	$4,382	($1,023)	(23%)
Net Income/ (Loss) Allocated to Common Stockholders	$967	$1,105	$1,205	$1,062	$1,055	($88)	(8%)	$3,277	$4,289	($1,012)	(24%)

Effective Tax Rate	23.6%	23.5%	23.3%	21.6%	22.2%			23.4%	23.2%

Net Interest Margin	11.05%	10.94%	10.85%	10.81%	10.80%	25	bps	10.95%	10.74%	21	bps
Operating Efficiency	39.9%	37.9%	38.9%	44.7%	42.9%	(300)	bps	39%	38.2%	80	bps
ROE	29%	32%	37%	32%	33%			33%	47%
ROCE	30%	35%	39%	35%	35%			34%	50%
Capital Returned to Common Stockholders	$350	$742	$1,067	$895	$940	($590)	(63%)	$2,160	$1,821	$339	19%
Payout Ratio	36%	67%	89%	84%	89%			66%	42%

Ending Common Shares Outstanding	273	275	281	288	295	(22)	(7%)	273	295	(22)	(7%)
Weighted Average Common Shares Outstanding	273	279	285	291	298	(25)	(8%)	279	303	(24)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	274	279	285	292	298	(24)	(8%)	279	303	(24)	(8%)

PER SHARE STATISTICS
Basic EPS	$3.54	$3.96	$4.23	$3.64	$3.54	$—	—%	$11.74	$14.17	($2.43)	(17%)
Diluted EPS	$3.54	$3.96	$4.22	$3.64	$3.54	$—	—%	$11.73	$14.16	($2.43)	(17%)
Common Dividends Declared Per Share	$0.60	$0.60	$0.50	$0.50	$0.50	$0.10	20%	$1.70	$1.38	$0.32	23%
Common Stock Price (period end)	$90.92	$94.58	$110.19	$115.56	$122.85	($31.93)	(26%)	$90.92	$122.85	($31.93)	(26%)
Book Value per share	$52.29	$50.00	$47.81	$46.50	$45.00	$7.29	16%	$52.29	$45.00	$7.29	16%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$18,767	$17,007	$15,620	$18,236	$20,762	($1,995)	(10%)
Total Loan Receivables	104,908	99,301	93,471	93,684	89,542	15,366	17%
Allowance for Credit Losses	(7,061)	(6,757)	(6,647)	(6,822)	(6,861)	(200)	(3%)
Net Loan Receivables	97,847	92,544	86,824	86,862	82,681	15,166	18%
Premises and Equipment, net	1,015	984	984	983	987	28	3%
Goodwill and Intangible Assets, net	255	255	255	255	256	(1)	—%
Other Assets	4,002	3,810	3,729	3,906	3,858	144	4%
Total Assets	$121,886	$114,600	$107,412	$110,242	$108,544	$13,342	12%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$14,505	$13,543	$13,518	$14,391	$14,931	($426)	(3%)
Savings, Money Market, and Other Deposits [1,2]	51,743	49,655	50,185	47,548	47,035	4,708	10%
Total Direct to Consumer Deposits [1,2]	66,248	63,198	63,703	61,939	61,966	4,282	7%
Brokered Deposits and Other Deposits	16,649	13,214	8,779	10,454	10,596	6,053	57%
Deposits	82,897	76,412	72,482	72,393	72,562	10,335	14%
Securitized Borrowings [3]	11,092	9,099	7,715	9,539	9,064	2,028	22%
Other Borrowings [3]	9,085	10,886	9,417	10,688	9,452	(367)	(4%)
Borrowings	20,177	19,985	17,132	20,227	18,516	1,661	9%
Accrued Expenses and Other Liabilities	4,526	4,439	4,365	4,214	4,203	323	8%
Total Liabilities	107,600	100,836	93,979	96,834	95,281	12,319	13%
Total Equity	14,286	13,764	13,433	13,408	13,263	1,023	8%
Total Liabilities and Stockholders' Equity	$121,886	$114,600	$107,412	$110,242	$108,544	$13,342	12%

LIQUIDITY
Liquidity Portfolio	$16,042	$16,204	$14,910	$14,959	$19,946	($3,904)	(20%)
Private Asset-backed Securitizations	3,500	3,500	3,750	3,500	4,000	(500)	(13%)
Federal Home Loan Bank Borrowing Capacity	2,078	12	1,505	150	1,341	737	55%
Federal Reserve Discount Window [4]	39,888	36,463	34,393	34,254	32,719	7,169	22%
Undrawn Credit Facilities [4]	45,466	39,975	39,648	37,904	38,060	7,406	19%
Total Liquidity	$61,508	$56,179	$54,558	$52,863	$58,006	$3,502	6%

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021
BALANCE SHEET STATISTICS
Total Common Equity	$13,230	$12,708	$12,377	$12,352	$12,207	$1,023	8%
Total Common Equity/Total Assets	10.9%	11.1%	11.5%	11.2%	11.2%
Total Common Equity/Net Loans	13.5%	13.7%	14.3%	14.2%	14.8%

Tangible Assets	$121,631	$114,345	$107,157	$109,987	$108,288	$13,343	12%
Tangible Common Equity [1]	$12,975	$12,453	$12,122	$12,097	$11,951	$1,024	9%
Tangible Common Equity/Tangible Assets [1]	10.7%	10.9%	11.3%	11.0%	11.0%
Tangible Common Equity/Net Loans [1]	13.3%	13.5%	14.0%	13.9%	14.5%
Tangible Common Equity per share [1]	$47.49	$45.24	$43.14	$41.96	$40.55	$6.94	17%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Total Risk Based Capital Ratio	16.7%	17.0%	17.6%	17.6%	18.5%
Tier 1 Risk Based Capital Ratio	14.9%	15.2%	15.8%	15.8%	16.7%
Tier 1 Leverage Ratio	13.4%	13.9%	13.7%	13.9%	13.8%
Common Equity Tier 1 Capital Ratio	13.9%	14.2%	14.7%	14.8%	15.5%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021
AVERAGE BALANCES
Assets
Cash and Investment Securities	$16,057	$14,409	$15,028	$17,309	$20,623	($4,566)	(22%)
Restricted Cash	853	40	774	1,164	571	282	49%
Credit Card Loans	81,445	75,917	73,042	71,865	69,416	12,029	17%
Private Student Loans	10,132	10,164	10,381	10,094	9,932	200	2%
Personal Loans	7,408	6,981	6,909	6,923	6,900	508	7%
Other Loans	3,050	2,674	2,359	2,213	2,108	942	45%
Total Loans	102,035	95,736	92,691	91,095	88,356	13,679	15%
Total Interest Earning Assets	118,945	110,185	108,493	109,568	109,550	9,395	9%
Allowance for Credit Losses	(6,758)	(6,644)	(6,818)	(6,847)	(7,020)	262	4%
Other Assets	5,923	5,874	6,248	6,379	6,430	(507)	(8%)
Total Assets	$118,110	$109,415	$107,923	$109,100	$108,960	$9,150	8%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$1,122	$1,136	$1,090	$1,016	$959	$163	17%
Certificates of Deposits [1]	$14,029	$13,391	$14,035	$14,606	$15,373	($1,344)	(9%)
Savings, Money Market, and Other Deposits [1]	49,332	48,504	47,426	46,213	45,907	3,425	7%
Interest-bearing Direct to Consumer Deposits [1]	63,361	61,895	61,461	60,819	61,280	2,081	3%
Brokered Deposits and Other Deposits	14,722	10,031	9,157	9,834	10,691	4,031	38%
Total Interest-bearing Deposits	78,083	71,926	70,618	70,653	71,971	6,112	8%
Securitized Borrowings [2]	10,246	8,262	7,739	9,119	8,292	1,954	24%
Other Borrowings [2]	9,185	9,325	10,099	9,721	9,556	(371)	(4%)
Total Interest-bearing Liabilities	97,514	89,513	88,456	89,493	89,819	7,695	9%
Other Liabilities & Stockholders' Equity	19,474	18,766	18,377	18,591	18,182	1,292	7%
Total Liabilities and Stockholders' Equity	$118,110	$109,415	$107,923	$109,100	$108,960	$9,150	8%

AVERAGE YIELD
Assets
Cash and Investment Securities	2.31%	1.46%	1.09%	1.01%	0.95%	136	bps
Restricted Cash	2.25%	0.41%	0.02%	0.03%	0.03%	222	bps
Credit Card Loans	13.56%	12.81%	12.59%	12.50%	12.53%	103	bps
Private Student Loans	8.26%	7.74%	7.41%	7.37%	7.36%	90	bps
Personal Loans	11.83%	11.84%	12.09%	12.36%	12.61%	(78)	bps
Other Loans	5.70%	5.47%	5.60%	5.39%	5.41%	29	bps
Total Loans	12.67%	12.00%	11.80%	11.75%	11.79%	88	bps
Total Interest Earning Assets	11.20%	10.61%	10.23%	9.93%	9.68%	152	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.31%	1.04%	1.02%	1.07%	1.19%	12	bps
Savings, Money Market, and Other Deposits [1]	1.60%	0.68%	0.50%	0.42%	0.42%	118	bps
Interest-bearing Direct to Consumer Deposits [1]	1.53%	0.75%	0.62%	0.58%	0.61%	92	bps
Brokered Deposits and Other Deposits	2.71%	2.28%	2.03%	2.16%	2.28%	43	bps
Total Interest-bearing Deposits	1.76%	0.97%	0.80%	0.80%	0.86%	90	bps
Securitized Borrowings [2]	2.79%	1.87%	1.29%	1.09%	1.10%	169	bps
Other Borrowings [2]	4.17%	3.97%	3.75%	3.75%	3.78%	39	bps
Total Interest-bearing Liabilities	2.09%	1.36%	1.18%	1.15%	1.19%	90	bps
Net Interest Margin	11.05%	10.94%	10.85%	10.81%	10.80%	25	bps
Net Yield on Interest-earning Assets	9.48%	9.50%	9.27%	8.99%	8.71%	77	bps

[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021		Sep 30, 2022	Sep 30, 2021	2022 vs. 2021
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$104,908	$99,301	$93,471	$93,684	$89,542	$15,366	17%	$104,908	$89,542	$15,366	17%
Average Loans [1]	$102,035	$95,736	$92,691	$91,095	$88,356	$13,679	15%	$96,855	$87,521	$9,334	11%

Interest Yield	12.67%	12.00%	11.80%	11.75%	11.79%	88	bps	12.17%	11.84%	33	bps
Gross Principal Charge-off Rate	2.56%	2.76%	2.64%	2.36%	2.50%	6	bps	2.65%	3.04%	(39)	bps
Net Principal Charge-off Rate	1.71%	1.80%	1.61%	1.37%	1.46%	25	bps	1.71%	2.01%	(30)	bps
Delinquency Rate (30 or more days)	1.94%	1.63%	1.64%	1.55%	1.40%	54	bps
Delinquency Rate (90 or more days)	0.80%	0.70%	0.72%	0.66%	0.58%	22	bps
Gross Principal Charge-off Dollars	$659	$659	$603	$543	$556	$103	19%	$1,921	$1,991	($70)	(4%)
Net Principal Charge-off Dollars	$439	$429	$368	$313	$325	$114	35%	$1,236	$1,318	($82)	(6%)
Net Interest and Fee Charge-off Dollars	$98	$92	$87	$70	$72	$26	36%	$277	$291	($14)	(5%)
Loans Delinquent 30 or more days	$2,034	$1,621	$1,537	$1,451	$1,258	$776	62%
Loans Delinquent 90 or more days	$837	$694	$678	$618	$522	$315	60%

Allowance for Credit Losses (period end)	$7,061	$6,757	$6,647	$6,822	$6,861	$200	3%	$7,061	$6,861	$200	3%
Reserve Change Build/ (Release) [2]	$304	$110	($175)	($39)	($165)	$469		$239	($1,365)	$1,604
Reserve Rate	6.73%	6.80%	7.11%	7.28%	7.66%	(93)	bps	6.73%	7.66%	(93)	bps

CREDIT CARD LOANS
Ending Loans	$83,630	$79,237	$73,783	$74,369	$70,320	$13,310	19%	$83,630	$70,320	$13,310	19%
Average Loans	$81,445	$75,917	$73,042	$71,865	$69,416	$12,029	17%	$76,832	$68,522	$8,310	12%

Interest Yield	13.56%	12.81%	12.59%	12.50%	12.53%	103	bps	13.01%	12.59%	42	bps
Gross Principal Charge-off Rate	2.88%	3.10%	3.00%	2.63%	2.83%	5	bps	2.99%	3.47%	(48)	bps
Net Principal Charge-off Rate	1.92%	2.01%	1.84%	1.50%	1.65%	27	bps	1.93%	2.29%	(36)	bps
Delinquency Rate (30 or more days)	2.11%	1.76%	1.77%	1.66%	1.48%	63	bps	2.11%	1.48%	63	bps
Delinquency Rate (90 or more days)	0.92%	0.80%	0.83%	0.76%	0.66%	26	bps	0.92%	0.66%	26	bps
Gross Principal Charge-off Dollars	$592	$587	$541	$477	$495	$97	20%	$1,720	$1,778	($58)	(3%)
Net Principal Charge-off Dollars	$395	$381	$331	$272	$289	$106	37%	$1,107	$1,175	($68)	(6%)
Loans Delinquent 30 or more days	$1,761	$1,392	$1,305	$1,232	$1,040	$721	69%	$1,761	$1,040	$721	69%
Loans Delinquent 90 or more days	$770	$633	$613	$562	$467	$303	65%	$770	$467	$303	65%

Allowance for Credit Losses (period end)	$5,561	$5,307	$5,120	$5,273	$5,298	$263	5%	$5,561	$5,298	$263	5%
Reserve Change Build/ (Release) [2]	$254	$187	($153)	($25)	($111)	$365		$288	($1,193)	$1,481
Reserve Rate	6.65%	6.70%	6.94%	7.09%	7.54%	(89)	bps	6.65%	7.54%	(89)	bps
Total Discover Card Volume	$58,561	$57,384	$49,379	$53,983	$50,389	$8,172	16%	$165,324	$138,772	$26,552	19%
Discover Card Sales Volume	$54,793	$53,860	$46,329	$51,308	$47,613	$7,180	15%	$154,982	$130,817	$24,165	18%
Rewards Rate	1.47%	1.37%	1.36%	1.35%	1.44%	3	bps	1.40%	1.38%	2	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021		Sep 30, 2022	Sep 30, 2021	2022 vs. 2021
PRIVATE STUDENT LOANS
Organic Student Loans	$9,722	$9,412	$9,614	$9,367	$9,391	$331	4%	$9,722	$9,391	$331	4%
Purchased Student Loans	627	662	700	746	793	(166)	(21%)	627	793	(166)	(21%)
Total Private Student Loans	$10,349	$10,074	$10,314	$10,113	$10,184	$165	2%	$10,349	$10,184	$165	2%

Interest Yield	8.26%	7.74%	7.41%	7.37%	7.36%	90	bps	7.81%	7.38%	43	bps
Net Principal Charge-off Rate	0.91%	1.08%	0.69%	0.80%	0.68%	23	bps	0.89%	0.58%	31	bps
Delinquency Rate (30 or more days)	1.94%	1.66%	1.62%	1.55%	1.55%	39	bps	1.94%	1.55%	39	bps

Reserve Rate	8.01%	8.26%	8.43%	8.33%	8.41%	(40)	bps	8.01%	8.41%	(40)	bps

PERSONAL LOANS
Ending Loans	$7,674	$7,145	$6,904	$6,936	$6,890	$784	11%	$7,674	$6,890	$784	11%

Interest Yield	11.83%	11.84%	12.09%	12.36%	12.61%	(78)	bps	11.92%	12.73%	(81)	bps
Net Principal Charge-off Rate	1.14%	1.21%	1.12%	1.21%	1.11%	3	bps	1.16%	1.91%	(75)	bps
Delinquency Rate (30 or more days)	0.69%	0.63%	0.69%	0.69%	0.71%	(2)	bps	0.69%	0.71%	(2)	bps

Reserve Rate	8.08%	8.01%	8.88%	9.54%	9.61%	(153)	bps	8.08%	9.61%	(153)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021		Sep 30, 2022	Sep 30, 2021	2022 vs. 2021
DIGITAL BANKING
Interest Income	$3,357	$2,915	$2,736	$2,742	$2,674	$683	26%	$9,008	$7,909	$1,099	14%
Interest Expense	514	305	257	259	269	245	91%	1,076	875	201	23%
Net Interest Income	2,843	2,610	2,479	2,483	2,405	438	18%	7,932	7,034	898	13%
Non-Interest Income	541	557	486	497	447	94	21%	1,584	1,284	300	23%
Revenue Net of Interest Expense	3,384	3,167	2,965	2,980	2,852	532	19%	9,516	8,318	1,198	14%
Provision for Credit Losses	773	549	154	263	185	588	NM	1,476	(45)	1,521	NM
Total Operating Expense	1,346	1,186	1,092	1,259	1,151	195	17%	3,624	3,290	334	10%
Income/ (Loss) Before Income Taxes	$1,265	$1,432	$1,719	$1,458	$1,516	($251)	(17%)	$4,416	$5,073	($657)	(13%)

Net Interest Margin	11.05%	10.94%	10.85%	10.81%	10.80%	25	bps	10.95%	10.74%	21	bps
Pretax Return on Loan Receivables	4.91%	5.99%	7.52%	6.35%	6.81%	(190)	bps	6.09%	7.75%	(166)	bps

Allowance for Credit Losses (period end)	$7,061	$6,757	$6,647	$6,822	$6,861	$200	3%	$7,061	$6,861	$200	3%
Reserve Change Build/ (Release)	$304	$110	($175)	($39)	($165)	$469		$239	($1,365)	$1,604

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income/ (Loss)	95	57	(63)	(44)	(75)	170	NM	89	833	(744)	(89%)
Revenue Net of Interest Expense	95	57	(63)	(44)	(75)	170	NM	89	833	(744)	(89%)
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	42	37	38	53	39	3	8%	117	203	(86)	(42%)
Income/ (Loss) Before Income Taxes	$53	$20	($101)	($97)	($114)	$167	NM	($28)	$630	($658)	(104%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	924	916	831	914	868	56	6%	2,671	2,345	326	14%
PULSE Network	1,611	1,524	1,399	1,508	1,415	196	14%	4,534	4,124	410	10%
Total	2,535	2,440	2,230	2,422	2,283	252	11%	7,205	6,469	736	11%

NETWORK VOLUME
PULSE Network	$63,437	$62,992	$59,836	$64,787	$59,872	$3,565	6%	$186,265	$183,126	$3,139	2%
Network Partners	11,894	11,532	10,683	11,233	10,377	1,517	15%	34,109	29,474	4,635	16%
Diners Club International [1]	8,793	8,381	7,176	7,367	6,547	2,246	34%	24,350	18,570	5,780	31%
Total Payment Services	84,124	82,905	77,695	83,387	76,796	7,328	10%	244,724	231,170	13,554	6%
Discover Network - Proprietary	56,633	55,838	48,129	53,197	49,360	7,273	15%	160,600	135,763	24,837	18%
Total	$140,757	$138,743	$125,824	$136,584	$126,156	$14,601	12%	$405,324	$366,933	$38,391	10%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
GAAP Total Common Equity	$13,230	$12,708	$12,377	$12,352	$12,207
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	(1)
Tangible Common Equity [1]	$12,975	$12,453	$12,122	$12,097	$11,951

GAAP Book Value Per Share	$52.29	$50.00	$47.81	$46.50	$45.00
Less: Goodwill	(0.94)	(0.92)	(0.91)	(0.88)	(0.87)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(3.86)	(3.84)	(3.76)	(3.66)	(3.58)
Tangible Common Equity Per Share	$47.49	$45.24	$43.14	$41.96	$40.55

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms